UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-KA2

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                                 August 18, 2005
                                 Date of Report
                        (Date of Earliest Event Reported)


                              KINGSTON SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFICED IN ITS CHARTER)


            DELAWARE                      0-15840               14-1688816
---------------------------------       ------------      ----------------------
  (STATE OR OTHER JURISDICTION          (COMMISSION           (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)      IDENTIFICATION NUMBER)


                       8 MERRILL INDUSTRIAL DRIVE UNIT 12
                          HAMPTON, NEW HAMPSHIRE 03842
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (603) 758-1333
                         (REGISTRANT'S TELEPHONE NUMBER)

                                                               Form 8-KA2 Page 1


                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01--Entry into a Material Definitive Agreement

On August 18, 2005, Kingston Systems Inc. ("Kingston" or the "Company") acquired 100% of the issued and outstanding common stock of Parallel Robotics Systems Inc. ("Robotics") for $1.00. Thus, Robotics became a wholly-owned subsidiary of the Company. Thereafter, pursuant to an October 26, 2005 agreement between Kingston, Robotics and the Flood Trust (the "Trust"), the Trust, to which Robotics was indebted in the amount of $1,836,752 (including principal and interest as of the date of the agreement), was issued a promissory note in that same amount by Robotics (the "Note"), and acquired shares in the Company by assigning as consideration its rights as payee under the Note to the Company in exchange for 612,251 newly issued shares of the Company's common stock, par value of $0.01 per share (the "Exchange"). Kingston, as the new payee under the Note, cancelled the Note and forgave the debt and any obligations of Robotics under the Note. This October 26, 2005 agreement formalized the original August 18, 2005 purchase transaction. The Company did this because Robotics would not have issued its common stock to the Company unless the Company agreed to forgive the debt to be owed by Robotics to the Company following the Exchange.

                        SECTION 2--FINANCIAL INFORMATION

Item 2.01--Completion of Acquisition or Disposition of Assets

Reference is made to the transaction discussed in Item 1.01.

Robotic's assets acquired by Kingston were the following (at fair value): cash; receivables; inventory; other assets, comprised primarily of software development software; and property, equipment and software. Robotic's liabilities assumed were the following (at fair value): accounts payable; loan and notes payable; customer prepayments; and other liabilities.

Description of the Company's Predecessor Business

Kingston Systems Inc. was incorporated in 1983 and re-incorporated in Delaware on January 12, 1987. Kingston operated a proprietary recovery system that reclaimed paper pulp and non-biodegradable polyethylene from packaging material scrap. Kingston sold the recovered fiber as substitute for virgin wood pulp and the reclaimed polyethylene for use in injection molding. Kingston experienced some difficult and turbulent periods and subsequently made its last Securities and Exchange Commission ("SEC") filing of a 10-Q for the three and nine month periods ended December 31, 1988. Kingston had remained dormant until August of 2005 when Kingston acquired all of the issued and outstanding common stock of Parallel Robotics Systems Corporation, making Robotics a wholly-owned subsidiary (as discussed above).

Description of the Company's Current Business

General

As discussed above, prior to August 18, 2005, Kingston was a dormant company, attempting to revive itself. On August 18, 2005, Kingston acquired 100% of the issued and outstanding common stock of Robotics, making Robotics a wholly owned subsidiary of Kingston. Robotics was incorporated in January 2002 and is in the business of producing robots. Prior to the acquisition, Robotics was financed primarily by the Trust and, to a lesser degree, cash from operations.

Overview

The Company is a holding company with no significant operations and no significant assets other than the assets of the Company's wholly owned subsidiary, Robotics. The Company has a stockholders' deficit and certain liabilities accumulated from its operations prior to December 31, 1988.

Description of the Parallel Robotics business and products

Robotics is a New Hampshire corporation headquartered in Hampton, New Hampshire. Robotics was formed in January 2002 when Robotics obtained a licensing agreement from Hexel Corporation to utilize their intellectual property to build parallel robots. Robotics is engaged in the development, manufacture and marketing, directly or through collaborations with one or more third parties, of proprietary materials handling and machine technology, and hardware and software based upon such technology, which is generally referred to as hexapod technology.

Robotics is engaged in the development of technology, consisting of software and robotic hardware, which is based upon mathematical models. These models enable the creation of machinery and integrated computer software, known as a hexapod, that can, unlike any other apparatus presently available in the marketplace or, to Robotic's knowledge, under development, handle, manipulate and machine materials of all sizes (from microchips to airplane parts) at high speed and with great precision, potentially resulting in significant efficiencies and cost savings to a wide array of manufacturers. This level of speed and precision is made possible by the models' ability to solve the problems of moving and positioning objects quickly, precisely and in the presence of considerable stresses and forces often associated with the manufacturing environment, along the six axes of three-dimensional space, and the technology's expected ability to translate those solutions into physical reality. In contrast, other technology available in the marketplace offers only a multi-step sequential process which, management believes, is considerably less efficient and effective than Robotic's technology, which operates in parallel, and not in sequential steps.

                                                               Form 8-KA2 Page 2


To date, Robotics has created two different platforms or models that use a programmable robotic device and the same proprietary software. The first is the P Series, which is a conventional parallel mechanism where each of the six servo driven actuators, or legs, changes in length to create motion. The standard device comes in a large and small size referred to as the P 1000 and P 2000, respectively.

The second device is referred to as the R Series, which has rigid fixed length legs and derives its movement from the precise servo-driven actuation of the lower tracks around a fixed rotary track. They also come in two sizes which are referred to as the R 1000 and R 2000.

Robotic's continued success is heavily dependent upon proprietary technology. Robotics relies on a combination of patent, trade secret, copyright and trademark law, non-disclosure agreements and technical measures to protect its rights pertaining to such products (Robotics co-owns a patent on a triangular gimbal and methods for employing a rotary track for machining and manufacturing, key components of its robots). Such protection may not preclude competitors from developing products with features similar to such products. Robotic's success will depend in part on its ability to obtain and defend United States and foreign patent protection for its products and to preserve its trade secrets. In addition to seeking patent protection, Robotics does (and will continue to) rely on contractual arrangements and trade secrets to protect proprietary technology.

Robotics holds a non-exclusive license on patents for hexapod technology. This license is irrevocable, for so long as Robotics continues to honor its payment obligations. The Company will continue to seek patent protection as new products are developed. Although patenting of Robotic's core technology is important, Robotic's largest technological advantage continues to be the interrelationship of this hardware with Robotic's proprietary software, which management believes is unique and revolutionary. Management believes that even if a competitor could also obtain a non-exclusive license from the owner of Robotic's licensed technology, or otherwise lawfully reproduce any of the Robotic's hardware devices, the absence of lawful access to Robotic's proprietary software would make it extremely difficult or prohibitively expensive to render any of such devices functional at levels of performance comparable to those maintained by Robotic's devices. Management believes that the hardware devices themselves are not readily susceptible to duplication, and that the software is replete with subtleties that would be difficult to develop independently. Management believes that most parties in the market would conclude that it would be preferable simply to license Robotic's technology on a consensual basis.

The software interface continues to evolve and yield refinements. Robotics has chosen not to patent this interface, but to hold it as a "trade secret" (similar to the formula for Coca-Cola). By patenting or copyrighting this product, Robotics would reveal how it has accomplished many of its product advantages. By protecting this information as a non-public trade secret, management believes Robotics will more effectively create and preserve technical, financial and timing barriers to replicating Robotic's technological innovations. This software is co-owned with the Hexel Corporation, the corporation that developed the robotic patents and licensed the robotic technology to Robotics.

Robotics is currently assembling its platforms at its Hampton, NH facilities. These machines are manufactured and assembled with many standard parts and components. In areas where specialty parts are required, Robotics identifies three or more sources for creating these specialty parts. The purpose of three sources is to avoid sole source urgent delivery issues, as well as to have the standard purchasing practice of target pricing for best price from qualified suppliers.

Robotics currently supports its machines with company-employed engineers. It is anticipated that, over time, distributors will provide service support to customers. Service will be performed on site and will include both hardware and software assistance. As more products are sold, service will be outsourced to existing firms that currently perform this service for today's machinery. As Robotics licenses technology, it is anticipated that buyers would use their existing service channels to maintain future products.

Ongoing research and development will be a priority of Robotics, with the aim of providing both standardized and custom advanced hardware and software solutions to its customers in a wide variety of machine tooling, manufacturing and other commercial settings.

Markets and Business Strategy

Robotics markets its products in a number of markets, including the bio-medical, automotive assembly, defense, education and gas/oil markets. Robotic's primary marketing medium is its small, experienced sales staff. Robotics competes against established products that employ older technology and, therefore, cannot perform the range of movement which the Robotic's products can perform. This technological advantage gives Robotics a significant competitive advantage in the marketplace. In the future, Robotics may adopt a strategy of pursuing the licensing of Robotic's core technology to strategic alliance partners. By establishing such strategic relationships and leveraging the manufacturing and marketing strengths of such strategic partners, Robotics hopes to gain rapid worldwide recognition.

                                                               Form 8-KA2 Page 3


Management believes that, in the bio-medical markets Robotics intends to focus upon, no other product exists that can effectively perform six axis simultaneous movement of an end attachment or positioning platform. Robotics provides a core technology to achieve this goal and aims to be the world leader in this advanced technology. Ongoing projects in which Robotics is also currently involved include penetrating further the automotive assembly markets, as well as precise positioning for defense related applications and contractors. Robotics will continue to identify, develop and deliver other innovative and cost-efficient machine hardware and software enhancements, adaptations and customized solutions utilizing its proprietary hexapod technology.

Robotics has two major revenue sources: 1. assembling and selling two standard products (the R & P Series machines) and; 2. creating custom "engineered to order" products where customers are willing to pay for the engineering and development costs. Although Robotics has chosen to develop these two platforms as its initial hexapod applications, its core technology allows the development of many different types of hexapods. Robotic's technology is valuable in a wide variety of industries. Management believes that the technology can be used to develop very large machines capable of performing operations on structures such as aircraft, or much smaller machines for use in such industries as silicon wafer handling and testing. Due to the complex mathematical problems inherent in developing the software to effectively operate a hexapod, and management's belief that no other existing or aspiring hexapod or machine tool manufacturer has achieved workable solutions to such mathematical problems and translated such solutions into viable hexapod software, Robotics believes it has a lead on its competition. With continued software development, it believes it can maintain this lead.

While Robotics will most likely continue to manufacture and market biomedical testing machines, Robotics also intends to adopt a strategy of pursuing the licensing of its core technology to strategic alliance partners. These partners may manufacture and distribute entire machines, or Robotics may elect to provide only the core components. This is a strategy comparable to that of Intel Corporation, whereby Intel manufactures the chips used in most IBM compatible personal computers. Much like the "Intel Inside" concept, Robotics hopes to be the provider of six degree of freedom robots to various applications. By establishing such strategic relationships and leveraging the manufacturing and marketing strengths of such strategic partners, Robotics hopes to gain rapid worldwide recognition.

Customers

Robotic's customers are in the defense, academic and oil/gas industries. In addition to the sale of robots, Robotics also receives revenue from the service and warranty of existing systems (and previously from contracting certain employees to third parties).

Competition

Robotic's products compete against established products that employ older technology. While Robotics is not aware of any products that incorporate technology which is equivalent to that of Robotic's products, it is conceivable that, in the future, other competitors could develop products based on different technology that does not infringe on Robotic's patent or other rights, and that may provide capabilities similar or superior to Robotic's products.

In the hexapod market, there are two companies producing products that compete in similar markets to Robotics. One company from Japan has a product similar to Robotic's P 2000 product, called the F200IB, and a German company produces a product similar to Robotic's P 1000 product. In regard to the F200IB, the Robotic's product is able to publish and achieve accuracies and forces not offered by the Japanese manufacturer. In regard to the German product, the Robotic's device offers a larger range of motion in a similar work space. In both cases, Robotics is competitive from a pricing standpoint and able to offer customization that competitors are unlikely able to offer.

Along with hexapod manufacturers, Robotics frequently competes against traditional robot manufacturers. Robotics offers a robot that is much more accurate than these traditional robotic devices. Due to the mechanical advantages of Robotic's equipment over these standard devices, it is unlikely that they will be able to compete with the Robotic's devices in terms of accuracy or stiffness.

Suppliers

Robotics relies on outside suppliers for substantially all of its parts, components, and manufacturing supplies. While Robotics has deliberately followed a policy of designing products with "off-the-shelf" components which are available from a number of suppliers, there can be no assurance that Robotic's existing suppliers will be able to meet all of Robotic's needs on terms favorable or acceptable to Robotics.

Robotic's products use a small amount of custom components that are critical to the performance of its products. Next Move Controllers and MEI Controllers are both plug in cards for PC's which allow the Robotic's robots to process the math and control each of the six axes in a coordinated fashion. Two suppliers are used and the Robotic's product is tested and developed for both. Another control manufacturer (of which there are several) could be used, but the process for porting to a new card is a significant effort. E Drive Actuators are provided by a manufacturer who Robotics has taught to make the actuators for the precise P Series machines. To date, the best result Robotics has achieved has been with their product. That does not preclude Robotics from developing an additional supplier in the future, should that be necessary. Robotics has used two other leg manufacturers for its less precise applications. Lastly there is a manufacturer that produces the ring gear with an integrated guide rail which is used for guiding the movable tracks on the R Series robot. To date, Robotics has single sourced this activity because its source's standard product fits the Robotics application perfectly. However if this product becomes scarce or too expensive, Robotics could purchase the gear and the rail system separately from a number of manufacturers.

                                                               Form 8-KA2 Page 4


Research and Development

Robotics employs three engineers, whose time is spent primarily on modifications requested by customers to Robotic's standard products.

One area of research and development on which Robotics is focused is perfecting the software and hardware capabilities of the R Series line for Robotic's bio-medical opportunities. The main focus has been implementing a dual encoder set-up on the motors to allow for precise motion under heavy and varied load, coupled with a software interface that allows communication directly with Math Lab and the Lab View products (which are standard in this industry).

On the P Series line, Robotics has focused on improving the joint retaining rings and sockets for improved accuracy, manufacturability and ease of assembly.

Robotics has continued to enhance its software product and capabilities. The concentration has been focused on addressing the applications which customers are bringing to Robotic's attention. Along with this, Robotics has continued to monitor, track and release versions for bug fixes, as well as customer specific applications.

There are other research and development projects that Robotics is investigating, some resulting from customer requests.

Government Regulations

The Company holds all licenses and permits necessary for the Company to operate and meet applicable United States Environmental Protection Agency standards for air and water discharge and Occupational Safety and Health Administration standards.

Cautionary Statements

The reader should carefully consider the following risks and the other information set forth elsewhere in this Form 8-KA2, including the Company's financial statements and related notes. If any of these risks occur, the Company's business, financial condition and results of operations could be adversely affected.

The Company is including the following cautionary statement in this Form 8-KA2 to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. Certain statements contained herein are forward-looking statements and accordingly involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitation, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties, but there can be no assurance that management's expectation, beliefs or projections will result or be achieved or accomplished. In addition to other factors and matters discussed elsewhere herein, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements: the Company's losses from period to period; the Company's current dependence on a limited number of key suppliers and investors; the Company's ability to successfully market and sell its products in view of changing trends, acceptance of products and other factors affecting market conditions; technological advances by the Company's competitors; capital needs to fund operations and development programs; delays in the manufacture of new and existing products by the Company or third party contractors; the loss of any key employees; the outcome of any litigations; changes in governmental regulations; and availability of capital on terms satisfactory to the Company. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 2.06--Material Impairments

This acquisition transaction has been accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," using the purchase method of accounting. On August 18, 2005, the Company evaluated the preliminary fair values of the assets acquired and liabilities assumed as of the date of acquisition. The purchase of Robotics on August 18, 2005 resulted in the recording of the excess of cost over the fair value of acquired net assets (goodwill) of $1,787,431. Subsequent to the acquisition, the Company immediately evaluated the goodwill for impairment and determined that it was impaired.

                    SECTION 3--SECURITIES AND TRADING MARKETS

Item 3.02--Unregistered Sales of Equity Securities

See Item 1.01.

                                                               Form 8-KA2 Page 5


                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01--Financial Statements and Exhibits

Prior to the filing of this Form 8-KA2, the Company has filed the following documents with the SEC: Form 8-K dated August 19, 2005; Form 8-KA dated October 26, 2005; Form 10-KSB as of March 31, 2005; Form 10-QSB as of July 2, 2005; Form 10-QSB as of October 1, 2005; Form 10-QSB as of December 31, 2005; Form 10-KSB as of March 31, 2006; and Form 10-QSB as of July 1, 2006.

Included with this Form 8-KA2 are the following:

      a) Audited financial statements of Parallel Robotics Systems Inc. for the years ended March 31, 2005 and 2004.
      b) Unaudited quarterly financial statements of Parallel Robotics Systems Inc. for the quarters ended July 2, 2005 and July 3, 2004.
      c) Pro-forma financial information-balance sheet as of July 2, 2005 and operating statements for the twelve month period ended March 31, 2005 and the three month period ended July 2, 2005.
      d)    Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

Exhibit No.    Document                                                   Page #
-----------    --------                                                   ------

99.1           Audited financial statements of Parallel Robotics
               Systems Inc.                                                 7-18

99.2           Unaudited financial statements of Parallel Robotics
               Systems Inc.                                                19-27

99.3           Pro-forma financial information of Kingston Systems
               Inc.                                                        28-33

99.4           The Certificate of Incorporation of Parallel Robotics
               Systems Inc.

99.5           The By-Laws of Parallel Robotics Systems Inc.

99.6 The Certificate of Incorporation of Kingston Systems Inc., incorporated by reference*

99.7 The By-Laws of Kingston Systems Inc., incorporated by reference*

99.8 Kingston Systems Inc. SEC filings: Form 8-K dated August 19, 2005; Form 8-KA dated October 26, 2005; Form 10-KSB as of March 31, 2005; Form 10-QSB as of July 2, 2005; Form 10-QSB as of October 1, 2005; Form 10-QSB as of December 31, 2005; Form 10-KSB as of March 31, 2006; and Form 10-QSB as of July 1, 2006, incorporated by reference.*

* Previously filed.

                                                               Form 8-KA2 Page 6

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: September 20, 2006

Kingston Systems Inc.
A Delaware Corporation


By: /s/ Ralph E. McKittrick
    ----------------------------
    Ralph E. McKittrick
    CEO